File No. 333-103062


               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 3

                               TO

                            FORM S-6

 For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2


             THE FIRST TRUST(R) COMBINED SERIES 277
                      (Exact Name of Trust)

                  FIRST TRUST PORTFOLIOS, L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          FIRST TRUST PORTFOLIOS, L.P.     CHAPMAN AND CUTLER LLP
          Attn:  James A. Bowen            Attn:  Eric F. Fess
          1001 Warrenville Road            111 West Monroe Street
          Lisle, Illinois  60532           Chicago, Illinois  60603

        (Name and complete address of agents for service)




It is proposed that this filing will become effective (check appropriate box)


:    :  immediately upon filing pursuant to paragraph (b)
:  x :  May 31, 2006
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)



                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO
                                   2,787 UNITS


PROSPECTUS
Part One
Dated May 31, 2006

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Colorado State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust(R) Combined Series 277, Colorado Insured Series 19 Portfolio (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of the State of Colorado, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all federal income taxes and from Colorado State and local income taxes under existing law. At April 3, 2006, each Unit represented a 1/2,787 undivided interest in the principal and net income of the Trust (see "What is The First Trust Combined Series?" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.8% of the Public Offering Price (6.157% of the amount invested). At April 3, 2006, the Public Offering Price per Unit was $1,014.88 plus net interest accrued to date of settlement (three business days after such date) of $2.45 and $13.34 for the monthly and semi-annual distribution plans, respectively (see "Public Offering" in Part Two).

        Please retain all parts of this Prospectus for future reference.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                      FIRST TRUST PORTFOLIOS L.P.
                                    Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.20% per annum on April 3, 2006, and 4.13% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 3.82% per annum on April 3, 2006, and 3.75% under the monthly distribution plan. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Long-Term Return and Estimated Current Return?" in Part Two.

                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO
              SUMMARY OF ESSENTIAL INFORMATION AS OF APRIL 3, 2006
                      Sponsor: First Trust Portfolios L.P.
                 Evaluator: Securities Evaluation Service, Inc.
                          Trustee: The Bank of New York


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                               $2,690,000
Number of Units (rounded to the nearest whole unit)                       2,787
Fractional Undivided Interest in the Trust per Unit                     1/2,787
Public Offering Price:
    Aggregate Value of Bonds in the Portfolio                        $2,673,187
    Aggregate Value of Bonds per Unit                                   $959.16
    Income and Principal cash (overdraft) in the Portfolio             $(9,286)
    Income and Principal cash (overdraft) per Unit                      $(3.33)
    Sales Charge 6.157% (5.8% of Public Offering Price)                  $59.05
    Public Offering Price per Unit                                    $1,014.88*
Redemption Price and Sponsor Repurchase Price per Unit
    ($59.05 less than the Public Offering Price per Unit)               $955.83*
Discretionary Liquidation Amount of the Trust (20% of the
    original principal amount of Bonds in the Trust)                   $578,000

Date Trust Established                                        February 25, 2003
Mandatory Termination Date                                    December 31, 2037

Evaluator's Fee: $0.30 per Unit. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which it is open.

Supervisory fee payable to an affiliate of the Sponsor: Maximum of $0.45 per Unit annually.

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "How May Units be Redeemed?" and "How May Units be Purchased by the Sponsor?" in Part Two).

                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO
              SUMMARY OF ESSENTIAL INFORMATION AS OF APRIL 3, 2006
                      Sponsor: First Trust Portfolios L.P.
                 Evaluator: Securities Evaluation Service, Inc.
                          Trustee: The Bank of New York



PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                                    Semi-
                                                                    Monthly         Annual

Calculation of Estimated Net Annual Income:
    Estimated Annual Interest Income                                $  45.57        $ 45.57
    Less:   Estimated Annual Expense                                $  (3.62)       $ (2.89)
    Estimated Net Annual Interest Income                            $  41.95        $ 42.68
Calculation of Interest Distribution:
    Estimated Net Annual Interest Income                            $  41.95        $ 42.68
    Divided by 12 and 2, Respectively                               $   3.50        $ 21.34
Estimated Daily Rate of Net Interest Accrual                        $   0.1165      $  0.1186
Estimated Current Return Based on Public Offering Price                 4.13 %         4.20 %
Estimated Long-Term Return Based on Public Offering Price               3.75 %         3.82 %

Trustee's Annual Fee: $1.31 and $0.86 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.

Computation Dates: Fifteenth day of the month as follows: monthly--each month;
semi-annually--June and December.

Distribution Dates: Last day of the month as follows: monthly--each month;
semi-annually--June and December.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Unit Holders of The First Trust(R) Combined Series 277,
Colorado Insured Series 19 Portfolio


We have audited the statement of assets and liabilities of The First Trust(R) Combined Series 277, Colorado Insured Series 19 Portfolio (the "Trust"), including the schedule of investments, as of January 31, 2006, and the related statements of operations and of changes in net assets for the two years then ended and for the period from February 25, 2003 (Initial Date of Deposit) to January 31, 2004. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of The First Trust(R) Combined Series 277, Colorado Insured Series 19 Portfolio, at January 31, 2006, and the results of its operations and changes in its net assets for the two years then ended and for the period from February 25, 2003 (Initial Date of Deposit) to January 31, 2004, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Chicago, Illinois
May 26, 2006

                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                                January 31, 2006

ASSETS

Municipal bonds, at fair value (cost, $2,655,808)             $ 2,681,278
Accrued interest                                                   23,545
                                                              ------------
TOTAL ASSETS                                                  $ 2,704,823
                                                              ============

LIABILITIES AND NET ASSETS

Accrued liabilities                                           $    25,878
Cash overdraft                                                        104
                                                              ------------
TOTAL LIABILITIES                                                  25,982
                                                              ------------

Net assets, applicable to 2,787 outstanding units
       of fractional undivided
       interest:
    Cost of Trust assets                                        2,655,808
    Net unrealized appreciation (depreciation)                     25,470
    Distributable funds (deficit)                                  (2,437)
                                                              ------------
                                                                2,678,841
                                                              ------------
TOTAL LIABILITIES AND NET ASSETS                              $ 2,704,823
                                                              ============
Net asset value per unit                                      $    961.19
                                                              ============


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO

                             SCHEDULE OF INVESTMENTS

                                January 31, 2006

                                                      Coupon
                                                      interest    Date of      Redemption         Rating (b)  Principal   Fair
Name of issuer and title of bond (h)                  rate        maturity     provisions (a)    (Unaudited)  amount      value
MISCELLANEOUS - 35%
-------------------
City and County of Broomfield, Colorado, Sales and
    Use Tax Revenue Refunding and Improvement,                                 2012 @ 100
    Series 2002A, (AMBAC Insured) (c) (e)               5.00%     12/01/2031   2028 @ 100 S.F.    Aaa (f)     $ 615,000   $ 635,055
City of Greeley, Colorado, Sales and Use Tax
    Revenue, Series 2003, (AMBAC Insured) (c)           4.60%     10/01/2022   2013 @ 100         AAA           310,000     313,373

UNIVERSITIES AND SCHOOLS - 42%
------------------------------
Board of Trustees of the Colorado School of Mines,
    Auxiliary Facilities Enterprise Refunding and
    Improvement Revenue, Series 2002,                                          2009 @ 100
    (AMBAC Insured) (c) (e) (g)                         5.00%     12/01/2030   2021 @ 100 S.F.    AAA           215,000     220,857
Board of Trustees of the Colorado School of Mines,
    Auxiliary Facilities Enterprise Refunding and
    Improvement Revenue, Series 2002,                                          2012 @ 100
    (AMBAC Insured) (c) (e) (g)                         5.00%     12/01/2037   2031 @ 100 S.F.    AAA           700,000     718,263
El Paso County School District No. 2 - Harrison,
    El Paso County, Colorado, General Obligation,                              2012 @ 100
    Series 2002, (MBIA Insured) (c)                     5.00%     12/01/2027   2024 @ 100 S.F.    Aaa (f)       175,000     179,979

                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO

                       SCHEDULE OF INVESTMENTS (continued)

                                January 31, 2006

                                                      Coupon
                                                      interest    Date of      Redemption       Rating (b)  Principal    Fair
   Name of issuer and title of bond (h)               rate        maturity     provisions (a)  (Unaudited)  amount       value
TRANSPORTATION - 1%
-------------------
E-470 Public Highway Authority (Colorado), Senior
    Revenue, Series 2000B (Capital Appreciation),
    (MBIA Insured) (c)                                   (d)       9/01/2029                    AAA        $  125,000    $   38,567

GENERAL OBLIGATION - 22%
------------------------
Garfield School District No. RE-2, Garfield County,
    Colorado, General Obligation, Series 2003,                                 2012 @ 100
    (FSA Insured) (c) (e)                               5.00%     12/01/2025   2024 @ 100 S.F.  Aaa (f)        550,000      575,184
                                                                                                           ------------------------
Total investments (total cost $2,655,808) - 100%                                                            $2,690,000   $2,681,278
                                                                                                           ========================




                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO

                       SCHEDULE OF INVESTMENTS (continued)

                                January 31, 2006

(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. None of the aggregate principal amount of the Bonds in the Trust is subject to call within the next year.

(b) The ratings shown are those effective at January 31, 2006. All ratings are by Standard & Poor's Corporation unless otherwise indicated.

(c) Insurance has been obtained by the Bond issuer. Such insurance coverage continues in force so long as the bonds are outstanding and the insurer remains in business.

(d) This Bond has no stated interest rate ("zero coupon bonds") and, accordingly, will have no periodic interest payments to the Trust. Upon maturity, the holders of these Bonds are entitled to receive 100% of the stated principal amount. The Bonds were issued at an original issue discount on May 10, 2000 at a price of 16.235% of their original principal amount.

(e) These Bonds were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:

                                                           Date             %

          Broomfield County                              2/15/2002       97.423
          Colorado School of Mines (Due 12/01/2030)     11/13/2002       99.500
          Colorado School of Mines (Due 12/01/2037)     11/13/2002       99.000
          Garfield County                                1/01/2003       99.455

(f)      Rating by Moody's Investors Service, Inc.

(g)      This Bond is of the same issuer as another Bond in the Trust.

(h) Percentages are calculated based on net assets. The Bonds consist of obligations of six issuers located in Colorado. Four Bond issues each represent 10% or more of the net assets of the Trust or a total of approximately 84%. The largest such issue represents approximately 27%.


See notes to financial statements.

                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO

                            STATEMENTS OF OPERATIONS

                                                                                                 Period from
                                                                                              February 25, 2003
                                                                     Year ended January 31,   (Initial Date of
                                                                                                 Deposit) to
                                                                2006            2005         January 31, 2004
Dividend income                                                 $ 128,128       $  130,909     $ 127,094

Expenses:
    Trustee fees and related expenses                              (5,776)          (5,891)       (4,709)
    Evaluator's fees                                                 (847)            (910)         (742)
    Portfolio supervision, bookkeeping and
       administrative services fees                                (1,164)          (1,004)       (1,142)
                                                                -----------------------------------------
    Total expenses                                                 (7,787)          (7,805)       (6,593)
                                                                -----------------------------------------
       Investment income (loss) - net                             120,341          123,104       120,501

Net gain (loss) on investments:
    Net realized gain (loss)                                         (119)          (5,250)       (2,406)
    Change in net unrealized appreciation
       (depreciation)                                             (28,397)          31,688        22,179
                                                                -----------------------------------------
                                                                  (28,516)          26,438        19,773
                                                                -----------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                   $  91,825       $  149,542     $ 140,274
                                                                =========================================


See notes to financial statements.

                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                 Period from
                                                                                              February 25, 2003
                                                                  Year ended January 31,      (Initial Date of
                                                                                                 Deposit) to
                                                                2006           2005           January 31, 2004
Net increase (decrease) in net assets
       resulting from operations:
    Investment income (loss) - net                              $  120,341     $   123,104    $   120,501
    Net realized gain (loss) on investments                           (119)         (5,250)        (2,406)
    Change in net unrealized appreciation
       (depreciation) on investments                               (28,397)         31,688         22,179
                                                                ------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations                                    91,825         149,542        140,274
                                                                ------------------------------------------

Distributions to unit holders:
    Investment income - net                                       (120,678)       (123,361)      (110,935)
    Principal from investment transactions                               -               -              -
                                                                ------------------------------------------
    Total distributions                                           (120,678)       (123,361)      (110,935)
                                                                ------------------------------------------

Unit redemptions
    Principal portion                                              (25,053)       (148,847)       (31,402)
    Net interest accrued                                               (45)           (220)           (24)
                                                                ------------------------------------------
    Total redemptions                                              (25,098)       (149,067)       (31,426)
                                                                ------------------------------------------
Total increase (decrease) in net assets                            (53,951)       (122,886)        (2,087)

Net assets:
    Beginning of the period                                      2,732,792       2,855,678      2,857,765
                                                                ------------------------------------------
    End of the period                                           $2,678,841     $ 2,732,792    $ 2,855,678
                                                                ==========================================
Distributable funds (deficit) at end of the period              $   (2,437)    $     3,817    $     5,196
                                                                ==========================================
Trust units:
    Beginning of the period                                          2,813           2,971          3,005
    Redemptions                                                        (26)           (158)           (34)
                                                                ------------------------------------------
    End of the period                                                2,787           2,813          2,971
                                                                ==========================================

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS





1.     Organization

The First Trust(R) Combined Series 277, Colorado Insured Series 19 Portfolio (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of the State of Colorado, counties, municipalities, authorities and political subdivisions thereof. The Trust was established on February 25, 2003, and has a mandatory termination date of December 31, 2037.


2.     Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the "Evaluator"), certain shareholders of which are officers of First Trust Portfolios L.P. (the "Sponsor"). The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost - The Trust's cost of its portfolio is based on the offering prices of the bonds on the date the bonds were deposited in the Trust, plus amortization of premium or discount. The premium or discount (including original issue discount) existing on the date the bonds were deposited is being amortized over the life of the bonds. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust - The Trust pays a fee for Trustee services of $1.31 and $0.86 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Additionally, a fee of $0.30 per Unit is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee to an affiliate of the Sponsor. The Trust incurs expenses of the Trustee according to its responsibilities under the Trust Indenture. The Trust may incur other miscellaneous expenses.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


3. Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at January 31, 2006 follows:


           Unrealized appreciation                 $  25,470
           Unrealized depreciation                         -
                                                   ---------
                                                   $  25,470
                                                   =========


4.     Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the Public Offering Price, which was equivalent to approximately 5.152% of the net amount invested.

Distributions to unit holders - Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

                                                                  Period from
                                                               February 25, 2003
                                     Year ended January 31,    (Initial Date of
               Type of                                           Deposit) to
          Distribution plan           2006        2005        January 31, 2004

             Monthly                $ 42.92     $ 43.00           $ 37.73
             Semi-annual              43.46       43.46             34.56

5.     Financial highlights

Interest income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during the period. Distributions to unit holders, if any, reflect the Trust's actual distributions during the period. The Net gain (loss) on investments per unit includes the effects of changes arising from the redemption of units during the period at net asset values which differed from the net asset value per unit at the beginning of the period. Total return does not include reinvestment of distributions.


                                                                                                         Period from
                                                                                                      February 25, 2003
                                                                         Year ended January 31,       (Initial Date of
                                                                                                         Deposit) to
                                                                      2006             2005          January 31, 2004
Interest income                                                       $  45.73         $   45.84         $  42.50
Expenses                                                                 (2.78)            (2.73)           (2.20)
                                                                      --------------------------------------------
    Investment income (loss) - net                                       42.95             43.11            40.30

Distributions to unit holders:
    Investment income - net                                             (43.07)           (43.19)          (37.10)
    Principal from investment transactions                                   -                 -                 -

Net gain (loss) on investments                                          (10.18)            10.39             6.98
                                                                       -------------------------------------------
    Total increase (decrease) in net assets                             (10.30)            10.31            10.18

Net assets:
    Beginning of the period                                             971.49            961.18           951.00
                                                                       -------------------------------------------

    End of the period                                                  $961.19         $  971.49         $ 961.18
                                                                       ===========================================

Total return                                                              3.37 %            5.54 %           4.95 % *
Ratio of total expenses to average net assets                             0.29 %            0.28 %           0.23 %
Ratio of net investment income (loss) to
    average net assets                                                    4.44 %            4.46 %           4.22 %







*   Not annualized

                     THE FIRST TRUST(R) COMBINED SERIES 277
                      COLORADO INSURED SERIES 19 PORTFOLIO

                                    PART ONE
                 Must be Accompanied by Part Two and Part Three

                               -------------------
                               P R O S P E C T U S
                               -------------------


              SPONSOR:                      First Trust Portfolios L.P.
                                            1001 Warrenville Road
                                            Lisle, Illinois 60532
                                            (800) 621-1675

              TRUSTEE:                      The Bank of New York
                                            101 Barclay Street
                                            New York, New York 10286

              LEGAL COUNSEL                 Chapman and Cutler LLP
              TO SPONSOR:                   111 West Monroe Street
                                            Chicago, Illinois 60603

              LEGAL COUNSEL                 Emmet, Marvin & Martin, LLP
              TO TRUSTEE:                   120 Broadway
                                            New York, New York 10271

              INDEPENDENT                   Deloitte & Touche LLP
              REGISTERED PUBLIC             111 South Wacker Drive
              ACCOUNTING FIRM:              Chicago, Illinois 60606


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.




                     THE FIRST TRUST COMBINED SERIES

PROSPECTUS                                   NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                             ONLY BE USED WITH PART ONE
Dated April 28, 2006                                             AND PART THREE

The First Trust Combined Series is a unit investment trust. The First Trust Combined Series has many separate series. The Part One which accompanies this Part Two describes one such series of the First Trust Combined Series. Each series of the First Trust Combined Series consists of one or more portfolios ("Trust(s)") which invest in tax-exempt municipal bonds. See Part One and Part Three for a more complete description of the portfolio for each Trust.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FIRST TRUST (R)

                             1-800-621-9533

                            Table of Contents

The First Trust Combined Series                          3
Risk Factors                                             3
Return Figures                                           4
Public Offering                                          4
Distribution of Units                                    5
The Sponsor's Profits                                    5
The Secondary Market                                     5
How We Purchase Units                                    6
Expenses and Charges                                     6
Tax Status                                               6
Rights of Unit Holders                                   9
Interest and Principal Distributions                    10
Redeeming Your Units                                    10
Removing Bonds from a Trust                             11
Amending or Terminating the Indenture                   12
Information on the Sponsor, Trustee and Evaluator       12
Other Information                                       14

              The First Trust Combined Series

The First Trust Combined Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the First Trust Combined Series. See Part One for a description of the series and Trusts for which this Part Two Prospectus relates.

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York as Trustee, First Trust Advisors L.P. as Portfolio Supervisor and Securities Evaluation Service, Inc. as Evaluator, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit for each Trust, we deposited a portfolio or portfolios of tax-exempt municipal bonds ("Bonds") with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

See "Objectives" in Part Three for each Trust for a specific description of such Trust's objective.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Since the prices of the Bonds will fluctuate daily, the ratio of Bonds in the Trusts, on a market value basis, will also change daily. Bonds may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Bonds will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Bonds in the Trusts. As the holder of the Bonds, the Trustee will vote all of the Bonds and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Bonds.

                       Risk Factors

Interest Rate Risk. The value of the municipal bonds in which each Trust invests will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown.

Credit Risk. Credit risk is the risk that an issuer of a bond or an insurer is unable to meet its obligation to make interest and principal payments. The value of the Bonds will fluctuate with changes in investors' perceptions of an issuer's financial condition, general economic conditions or the general conditions of the municipal bond market, with changes in inflation rates or when political or economic events affecting the issuers occur.

Because the Trusts are not managed, the Trustee will not sell Bonds in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest. There is no guarantee that the issuers of the Bonds will be able to satisfy their interest payment obligations to the Trust over the life of a Trust.

Municipal Bonds. Each Trust invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, the Unit holder may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by the Trusts and would therefore impact the price of both the Bonds and the Units.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Alternative Minimum Tax. While distributions of interest from a Trust are generally exempt from federal income taxes, a portion of such interest from certain revenue bonds held by the Trusts may be taken into account in computing the alternative minimum tax.

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the municipal bonds represented in a Trust. In addition, litigation regarding any of the issuers of the municipal bonds, such as litigation affecting the validity of certain municipal bonds or the tax-free nature of the interest thereon, may negatively impact the prices of these Bonds. While we are unaware of any current legislation or litigation which could adversely affect the Bonds or their issuers, we cannot predict what impact any future legislation or litigation will have on the prices of the Bonds or of the issuers.

                      Return Figures

The Current and Long-Term Returns set forth in the "Summary of Essential Information" in Part One of this prospectus are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions. Estimated Current Return equals the estimated annual interest income to be received from the Bonds less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds, and
(2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Bonds in the Trust. We will provide you with estimated cash flows for your Trust at no charge upon your request.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Bonds;

- The amount of any cash in the Interest and Principal Accounts;

- Net interest accrued but unpaid on the Units after the First
Settlement Date to the date of settlement; and

- The sales charge.

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" in Part One of this prospectus due to various factors, including fluctuations in the prices of the Bonds, changes in the value of the Interest and/or Principal Accounts and the accrual of interest on the Bonds.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Accrued Interest.

Accrued interest represents unpaid interest on a bond from the last day it paid interest. Interest on the Bonds generally is paid semiannually, although the Trusts accrue such interest daily. Because a Trust always has an amount of interest earned but not yet collected, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest you paid for on the next distribution date. In addition, if you sell or redeem your Units you will be entitled to receive your proportionate share of accrued interest from the purchaser of your Units.

Sales Charges.

The maximum sales charge is determined based upon the number of years remaining to the maturity of each Bond in a Trust. For purposes of computation, Bonds will be deemed to mature either on their expressed maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such Bonds are subject to a "mandatory tender." The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the Bonds.

See Part Three "Public Offering" for additional information for each Trust.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale as listed in Part Three "Distribution of Units." All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers will receive concessions on the sale of Units in the amounts set forth in Part Three of this prospectus. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trusts. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding the Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how the Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in the Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable or tax-exempt investments such as the securities comprising various investment indices, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. The investment characteristics of the Trust, which are described more fully elsewhere in this prospectus, differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in Part Three of this prospectus. In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating each Trust's registration statement. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                   How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are set forth under "Summary of Essential Information" in Part One of this prospectus. If actual expenses of a Trust exceed the estimate, that Trust will bear the excess, other than for excess annual audit costs. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and will be compensated for providing portfolio supervisory services as well as bookkeeping and other administrative services to a Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of a Trust. As Sponsor, we will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Bonds. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating a Trust's registration statement yearly are chargeable to the Trust.

The fees payable to the Portfolio Supervisor, Evaluator and Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliate for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

- License fees payable by a Trust for the use of certain trademarks and trade names associated with such Trust, if any;

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust; and/or

- All taxes and other government charges imposed upon the Bonds or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on each Trust. We cannot guarantee that interest income on the Bonds will be sufficient to meet any or all expenses of a Trust. If there is not enough cash in the Interest or Principal Accounts of a Trust, the Trustee has the power to sell Bonds to make cash available to pay these charges. These sales may result in capital gains or losses to the Unit holders. See "Tax Status."

Each Trust will be audited annually. We will bear the cost of these annual audits to the extent the costs exceed $0.50 per Unit. Otherwise, each Trust will pay for the audit. You may request a copy of the audited financial statements from the Trustee.

                        Tax Status

Federal Tax Status.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences. This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status. The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest accruals of original issue discount and market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate

Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their value on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009.

For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium.

Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price the Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when the Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or the Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When the Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

Foreign, State and Local Taxes.

The Trust has been created under the laws of the State of New York. Under the existing income tax laws of the State and City of New York, the Trust will not be taxed as a corporation, and the income of the Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

                  Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of the Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of interest (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- The amount of interest received by your Trust less deductions for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The dates Bonds were sold and the net proceeds received from such sales less deduction for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The Bonds held and the number of Units outstanding on the last business day of the calendar year;

- The Redemption Price per Unit on the last business day of the calendar year; and

- The amounts actually distributed during the calendar year from the Interest and Principal Accounts, separately stated.

You may request from the Trustee copies of the evaluations of the Bonds as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

                  Interest and Principal
                       Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit interest received on your Trust's Bonds to the Interest Account of such Trust. All other receipts, such as return of capital, are credited to the Principal Account of your Trust.

The Trustee will distribute an amount substantially equal to your pro rata share of the balance of the Interest Account calculated on the basis of one-twelfth (one-half in the case of Unit holders electing semi-annual distributions) of the estimated annual amount of interest received in the Income Account after deducting estimated expenses on or near the Distribution Dates to Unit holders of record on the preceding Distribution Record Date. See "Summary of Essential Information" in Part One of this prospectus for your Trust. Because interest is not received by a Trust at a constant rate throughout the year, the distributions you receive may be more or less than the amount credited to the Interest Account as of the Distribution Record Date. In order to minimize fluctuations in distributions, the Trustee is authorized to advance such amounts as may be necessary to provide distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds in the Interest Account at the next
Distribution Record Date. The Trustee will distribute amounts in the Principal Account on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

You will receive interest distributions monthly unless you elect to receive them semi-annually. Your plan of distribution will remain in effect until changed. The Trustee will provide you with information on how to change your distribution election.

Within a reasonable time after your Trust is terminated you will receive the pro rata share of the money from the disposition of the Bonds.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Universal Distribution Option. You may elect to have your principal and interest distributions automatically distributed to any other investment vehicle of which you have an existing account. If you elect this option, the Trustee will notify you of each distribution made pursuant to this option. You may elect to terminate your participation at any time by notifying the Trustee in writing.

Distribution Reinvestment Option. You may elect to have your interest and/or principal distributions from your Trust automatically reinvested in shares of certain Oppenheimer Tax-Exempt Bond Funds. Oppenheimer Management Corporation is the investment advisor of each of these funds which are open-end, diversified management investment companies. The objectives and policies of each of these funds, which differ from your Trust, are described in their prospectuses. If you wish to participate in this reinvestment option you should contact the Trustee which will send you the prospectus for each fund along with a form by which you may elect to participate. After you have made the election, each distribution of interest and/or principal on your Units will be automatically used to purchase shares (or fractions thereof) of the fund you selected without a sales charge. You may elect, at any time, to terminate your participation in the Distribution Reinvestment Option and receive future distributions in cash by notifying the Trustee in writing.

You should remember that even if distributions are reinvested through the Universal Distribution Option or the Distribution Reinvestment Option they are still treated as distributions for income tax purposes.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing interest will be withdrawn from the Interest Account of your Trust if funds are available for that purpose, or from the Principal Account. All other amounts paid on redemption will be taken from the Principal Account of the Trust.

The IRS requires the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN, as generally discussed under "Income and Capital Distributions."

The Trustee may sell Bonds to make funds available for redemption. If Bonds are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Bonds were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Bonds not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Interest and Principal Accounts of a Trust not designated to purchase Bonds;

2. the aggregate value of the Bonds held in a Trust; and

3. accrued interest on the Bonds; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made; and

5. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

                Removing Bonds from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Bond in certain limited circumstances, including situations in which:

- The issuer of the Bond has defaulted in the payment of principal or interest on the Bond;

- Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the Bond has been instituted;

- The issuer of the Bond has breached a covenant which would affect the payment of principal or interest on the Bond, the issuer's credit standing, or otherwise damage the sound investment character of the Bond;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

-  The Bond is the subject of an advanced refunding;

- Such factors arise which, in our opinion, adversely affect the tax or exchange control status of the Bond; or

- The price of the Bond has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Bond would be harmful to a Trust.

If a Bond defaults in the payment of principal or interest and no provision for payment is made, the Trustee must notify us of this fact within 30 days. If we fail to instruct the Trustee whether to sell or hold the Bond within 30 days of our being notified, the Trustee may, in its discretion, sell any defaulted Bonds and will not be liable for any depreciation or loss incurred thereby.

The Trusts may not acquire any bonds or other property other than the Bonds. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged bonds or property in exchange for a Bond, except that we may instruct the Trustee to accept such an offer or to take any other action with respect thereto as we may deem proper if the issuer is in default with respect to such Bonds or in our written opinion the issuer will likely default in respect to such Bonds in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited in a Trust. We may get advice from the Portfolio Supervisor before reaching a decision regarding the receipt of new or exchange securities or property. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Bonds, exchanged bonds or property from a Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Bonds designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. We will maintain a list with the Trustee of which Bonds should be sold. We may consider sales of units of unit investment trusts which we sponsor in making recommendations to the Trustee on the selection of broker/dealers to execute the Trust's portfolio transactions, or when acting as agent for a Trust in acquiring or selling Bonds on behalf of a Trust.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information" in Part One for each Trust. The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Bonds owned by a Trust as shown by any evaluation is less than 20% of the aggregate principal amount of the Bonds deposited in such Trust during the initial offering period
("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to registered account holders which will specify how certificates, if any, should be tendered to the Trustee. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Bonds in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Bonds. Because the Trustee must sell the Bonds within a relatively short period of time, the sale of Bonds as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

You will receive a cash distribution from the sale of the remaining Bonds, along with your interest in the Income and Principal Accounts, within a reasonable time after such Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

               Description of Bond Ratings*

                 * As published by the rating companies.

Standard & Poor's.

A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's.

A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(- - -) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $70 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the NASD and Securities Investor Protection
Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 2414141. As of December 31, 2005, the total consolidated partners capital of First Trust Portfolios L.P. and subsidiaries was $37,849,711 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Bonds are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Bonds which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is Securities Evaluation Service, Inc. The Evaluator's address is 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn LLP, 2 Wall Street, New York, New York 10005, acted as counsel for JPMorgan Chase Bank, as well as special New York tax counsel for the Trusts. Emmet, Marvin & Martin, LLP, 120 Broadway, New York, New York 10271, acts as counsel for The Bank of New York, which succeeded JPMorgan Chase Bank as Trustee of the Trusts on June 24, 2004.

Experts.

The financial statements of the Trusts for the periods set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                             First Trust(R)

                     THE FIRST TRUST COMBINED SERIES
                               Prospectus
                                Part Two

                                Sponsor:

                       FIRST TRUST PORTFOLIOS L.P.

                          1001 Warrenville Road
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                          The Bank of New York

                           101 Barclay Street
                        New York, New York 10286
                             1-800-813-3074
                          24-Hour Pricing Line:
                             1-800-446-0132

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

- Securities Act of 1933 (file no. set forth in Part One for each Trust) and

- Investment Company Act of 1940 (file no. 811-2541)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                      Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     100 F Street, N.E.
                     Washington, D.C. 20549
     e-mail address: publicinfo@sec.gov

                              April 28, 2006

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

                             First Trust(R)

                   The First Trust(R) Combined Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in The First Trust Combined Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that you should consider before investing in the Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated April 28, 2006. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Municipal Bonds                                                1
   Healthcare Revenue Bonds                                    1
   Single Family Mortgage Revenue Bonds                        1
   Multi-Family Mortgage Revenue Bonds                         2
   Water and Sewerage Revenue Bonds                            2
   Electric Utility Revenue Bonds                              2
   Lease Obligation Revenue Bonds                              3
   Industrial Revenue Bonds                                    3
   Transportation Facility Revenue Bonds                       3
   Educational Obligation Revenue Bonds                        3
   Resource Recovery Facility Revenue Bonds                    4
   Discount Bonds                                              4
   Original Issue Discount Bonds                               4
   Zero Coupon Bonds                                           4
   Premium Bonds                                               4
Municipal Bonds.

Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Healthcare Revenue Bonds. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Single Family Mortgage Revenue Bonds. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under
Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Multi-Family Mortgage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Water and Sewerage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Electric Utility Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Lease Obligation Revenue Bonds. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard," which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

Transportation Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the funds. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Resource Recovery Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Bonds.

Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Bonds. Certain of the bonds may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

Zero Coupon Bonds. Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Premium Bonds. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

                          COLORADO TRUST SERIES

                   The First Trust(R) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State
                        The First Trust Advantage

PROSPECTUS                                    NOTE: THIS PART THREE PROSPECTUS
Part Three                                               MAY ONLY BE USED WITH
Dated January 31, 2006                                   PART ONE AND PART TWO

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trusts. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trusts. Each Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that a Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by each Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status. If a Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

  ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to a State Trust, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Trusts for State tax matters have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. Except as otherwise provided in this prospectus, the Trusts do not include any such bonds.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trusts.

Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the

10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, also treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn LLP, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Colorado Tax Status of Unit Holders

Colorado State Taxation. For a discussion of the Federal tax status of income earned on Colorado Trust Units, see "Tax Status."

At the time of the closing for each Colorado Trust, Chapman and Cutler LLP, Special Counsel to the Fund for Colorado tax matters, rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

The assets of each Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds")(collectively, "the Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited and held in each Trust. However, although Chapman and Cutler LLP expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that:
(i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unit holder, would be exempt from the income tax imposed by Colorado that is applicable to individuals and corporations (the "State Income Tax"). This opinion does not address the taxation of persons other than full time residents of Colorado.

We have assumed that, (i) at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the State Income Tax; and (iii) with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Puerto Rico Bonds is exempt from state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

In the opinion of the counsel to the fund, in summary under existing
Colorado law:

Because Colorado income tax law is based upon the Federal law, each Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

With respect to Colorado Unit holders, in view of the relationship between Federal and Colorado tax computations described above:

(i) Each Colorado Unit holder will be treated as owning a pro rata share of each asset of a Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unit holder bears to the total number of outstanding Units of a Colorado Trust, and the income of a Colorado Trust will therefore be treated as the income of each Colorado Unit holder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unit holder as it would have if the Colorado Unit holder directly owned the assets of a Colorado Trust;

(ii) To the extent that interest income derived from the Colorado Trust by a Unit holder with respect to the Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax;

(iii) Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unit holder will be exempt from Colorado income taxation when received by a Colorado Trust and attributed to such Colorado Unit holder and when distributed to such Colorado Unit holder;

(iv) Any proceeds paid under an insurance policy or policies, if any, issued to a Colorado Insured Trust with respect to the Bonds in a Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary, and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

(v) Each Colorado Unit holder will realize taxable gain or loss when a Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unit holder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unit holder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unit holder's settlement date and the date such Bonds are delivered to a Colorado Trust, if later);

(vi) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unit holders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

(vii) If interest on indebtedness incurred or continued by a Colorado Unit holder to purchase Units in a Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

Unit holders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to a Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult with tax advisors as to the applicability of any such collateral consequences.

For information with respect to the Federal income tax status and other tax matters, see "What is the Federal Tax Status of Unit Holders?"

Certain Considerations

Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services.

Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with the number of terms limited in duration.

The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant of these limitations is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 256 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

Economic Outlook. After two years of declining revenues, the state's General Fund revenue picture rebounded slightly. General Fund revenues were $289.5 million (5.3 percent) over the prior year amount; however, those revenues remained $588.8 million (9.3 percent) below the Fiscal Year 2000-01 level. It was the first time in four years that the revised revenue forecast was higher than the original revenue forecast upon which the budget was prepared. Although it started from a significantly reduced revenue base, the state's revenue growth began to parallel the national recovery that began in the fourth quarter of 2001. Inflation adjusted national gross domestic product grew at an annual rate of 3.0 percent in calendar 2003, and at 4.5 percent and 3.3 percent, respectively, in the first and second quarters of 2004. The major contributors to the increase in real GDP in the second quarter were nonresidential fixed investment (up 12.5 percent), personal consumption expenditures (up 1.6 percent), residential fixed investment (up 16.5 percent), private inventory investment (up 0.78 percent), and government spending (federal up 2.7 percent and state and local up 1.9 percent). Exports also contributed to the growth (up 7.3 percent) but were offset by an increase in imports (up 12.6 percent).

The growth in personal consumption expenditures, which accounts for two-thirds of GDP, was the lowest since the second quarter of 2002. The strong growth in residential fixed investments reflects improving labor markets, accelerating income growth, and low mortgage rates. Nonresidential fixed investment is currently driven by high returns on capital, good credit conditions, and healthy corporate balance sheets. Business investment's share of GDP is a historic low, indicating pent-up demand for new equipment and structures. Inflation remains low with consumer prices up 2.5 percent year-to-date through August 2004. Productivity growth (up 2.5 percent) remains above the historic average and continues to mitigate inflation pressures and restrain job growth. Unemployment in August 2004 was 5.4 percent (down from 6.0 percent in 2003) - the lowest rate since September 2001.

However, some question the validity of the unemployment statistic due to individuals dropping out of the work force. Non agricultural employment for 2004 is forecast to remain below the 2001 peak. Colorado's economic difficulties in Fiscal Year 2001-02 and 2002-03 affected net migration in calendar year 2003. Net in-migration declined from approximately 35,000 in 2002 to approximately 12,000 in 2003. However, the 2003 amount includes international in-migration of approximately 23,000 and out-migration to other states of nearly 11,000. This pattern likely results in replacing established households that have a high level of economic activity with new households that have a lower level of economic activity. Colorado personal income in first quarter 2004 was 3.7 percent higher compared with first quarter 2003. Wage and salary disbursements, which represent more than 55 percent of personal income, were 1.4 percent higher.

The state's investment in capital assets at June 30, 2004, was $15.8 billion ($15.0 billion in Fiscal Year 2002-03). Included in this amount was $3.8 billion of depreciable capital assets net of $2.6 billion of depreciation. Also included was $12.0 billion that was primarily non-depreciable infrastructure reported under the modified approach. The state added $979.9 million and $868.4 million of capital assets in Fiscal Year 2003-04 and 2002-03, respectively. In Fiscal Year 2003-04, $546.2 million was recorded by governmental funds and $433.6 million was recorded by proprietary funds. Of the additions, $52.4 million was funded by general purpose revenues and the balance was funded by federal funds, cash funds, or borrowing. The state continued construction of a major project to rebuild a portion of Interstate 25 in Denver. The project increases the capacity and efficiency of the highway and adds a light rail line. The project is funded by Transportation Revenue Anticipation Notes (TRANs) authorized by a vote of the people in the November 1999 election. The state will repay the notes from future federal and other state revenues. Several other projects throughout the state that are funded by the TRANs are also underway. The state's commitments for capital expenditures are reported in the attached financial statements as fund balances reserved for encumbrances. At June 30, 2004, the state had commitments of $63.6 million ($35.0 million in Fiscal Year 2002-03) in the Capital Projects Fund and $731.8 million ($881.0 million in Fiscal Year 2002-03) in the Highway Users Tax Fund.

Current estimates by the Governor's Office of State Planning and Budgeting (OSPB) show significant growth in general-purpose revenues over the forecast horizon. These increases in revenue are a positive sign; however, growing TABOR refunds offset the anticipated revenue growth. The residual revenue growth may not be adequate to fund the long-term scheduled expenditure increases for education funding and debt service that are beyond management's immediate control. OSPB anticipates that under current law, General Fund appropriations growth in Fiscal
Year 2005-06 will be limited to 1.4 percent in order to meet existing General Fund obligations. Several conditions could adversely affect the state's future operations including transfers to other funds. While one legislature cannot bind another, current law requires the General Fund to repay transfers from various cash funds when resources exceed General Fund obligations. Existing legislation also requires the transfer of any General Fund fund balance in excess of the four percent statutory reserve and TABOR refund to the Highway Users Tax Fund and the Capital Projects Fund in a two-thirds to one-third ratio, respectively. While this provision increases the funding for transportation and capital projects, it makes it unlawful to accumulate a surplus in the General Fund that would mitigate the effects of future revenue shortfalls.

In Fiscal Year 2004-05, $121.8 million will be transferred out of the General Fund under this requirement. Pension Plan Contributions - The funding ratio (actuarial value of assets, using a four-year smoothed-market value, divided by actuarial accrued liability) of the State and School Division of the Public Employees Retirement Association (PERA) declined from 87.9 percent to 75.2 percent within its most recent fiscal year. The amortization period for the plan's liability is infinite, which means that at the current contribution level the liability associated with existing benefits will never be fully paid. The legislature recently set the state contribution rate at 10.15 percent. While this is an increase over Fiscal Year 2003-04, it is 1.3 percentage points (or 11.4 percent) below the average during the 1990s. PERA's actuary estimates that the contribution rate would need to be 17.3 percent to achieve the 40-year amortization period currently called for by the Governmental Accounting Standards Board. An increase in employer contribution is among the options available to address this problem, however, that option places additional pressure on all state funds that make payroll payments to PERA for covered employees. Election 2000 Amendment 23 - This constitutional requirement was intended to dedicate a portion of TABOR refunds to education programs. OSPB estimates that $289.7 million will be diverted from general purpose tax revenue in Fiscal Year 2004-05 under this requirement. In addition, the state is required to increase funding for education by specified percentages from General Fund sources. This revenue diversion and mandated expenditure growth infringes on general funding for other programs because of the existing spending limits. Cash Basis Accounting - For Fiscal Year 2002-03 and future years, the Legislature changed the budgetary accounting for June payroll and Medicaid expenditures to the cash basis. This causes the outflow of resources to be deferred into the following year. As a result, the state does not use full accrual accounting to calculate budgetary compliance. Instead, potentially significant liabilities are delayed until the following year under the hopeful assumption that subsequent revenues will be adequate to pay those liabilities.

Departures from Generally Accepted Accounting Principles (GAAP) such as this are expected to adversely affect the state's credit rating. However, it will be difficult for the state to return to the GAAP basis for budgetary expenditures because of the significant one-time budgetary impact of recording payroll and Medicaid expenditures that were previously deferred. Temporary Spending Reductions - The Legislature made the following temporary spending reductions for Fiscal Year 2003-04: Payments to counties for the senior Homestead Property Tax Exemption were suspended reducing General Fund expenditures by an estimated $55 million. These payments were also suspended for Fiscal Year 2004-05. Payments to the Fire and Police Pension Association for Old Hire Pension Plans were suspended reducing General Fund expenditures by an estimated $25 million. These payments were also suspended for Fiscal Year 2004-05. These demands on the General Fund will return at the end of the suspension periods.

Debt service payments on the remaining $1.5 billion of Transportation Revenue Anticipation Notes issued by the Department of Transportation begin in earnest in the upcoming fiscal years - $84.8 million and $168.0 million in Fiscal Years 2004-05 and 2005-06, respectively. While a portion of the debt services will be funded by federal funds, a significant amount will be funded by state sources. When most of the notes were issued, the diversion of surplus general-purpose revenues was expected to accumulate to fund that debt service. However, no diversion was available in recent years or the current year, and no material diversion or transfer is anticipated after Fiscal Year 2004-05. While this is not a General Fund responsibility, the use of other transportation resources to pay the debt service may be unacceptable because of the impact on road maintenance and construction statewide.

Major Initiatives. As in the two prior fiscal years, the establishment of new programs was limited because of the significantly lowered revenue base. As a result, much of the fiscal legislation that was passed was in reaction to existing financial problems rather than establishing new programs. Nonetheless, the following significant changes will affect the state's future fiscal operations. Senate Bill 04-189 made several changes affecting the financing of higher education in Colorado. It established the College Opportunity Fund administered by the Colorado Student Loan Program. The fund will receive an annual appropriation from the state and will provide stipends at a fixed per-credit-hour rate to higher education institutions on behalf of eligible students attending state or participating private institutions. The bill authorizes the boards of state higher education institutions to designate their institutions as TABOR enterprises if they meet the TABOR enterprise requirements including receiving less than ten percent of annual revenues from state and local government grants.

The Department of Higher Education is directed to enter fee for- service contracts with state higher education institutions for a range of higher education services including basic skills courses, graduate school services, and specialized and professional degree services. The bill provides that revenues earned by higher education TABOR enterprises in the form of stipends from the College Opportunity Fund and from the Department under fee-for-service contracts are not to be counted as state grants in determining whether the institution has received more than ten percent of its revenue from state and local government grants. House Bill 04-1021 lowered the blood alcohol level at which an individual is considered to be driving under influence of alcohol from
0.1 to 0.08 grams/milliliter. Lowering this limit allows the state to receive increased federal highway funds.

One House bill and two Senate bills made changes to the Certified Capital Company Act that provided insurance premium tax credits to insurance companies that invested in qualified small businesses within the state. One bill created a Venture Capital Authority to receive contributions from insurance companies and provide the funds to qualified businesses as seed and early-stage investment. The qualifications for receiving the investment funds were made more restrictive, but the insurance companies providing the funds continue to receive a credit on their premium taxes. Another bill provides a tax credit to insurance companies equal to the company's contribution to CoverColorado, a component unit of the state that provides medical insurance coverage that would otherwise be unavailable to citizens. Multiple attempts were made to resolve the fiscal problems resulting from the combination of constitutional requirements associated with TABOR and Amendment 23. TABOR limits the amount of revenue the state may retain and spend while Amendment 23 mandates certain spending levels for primary education. Changing either TABOR or Amendment 23 requires a vote of the citizens, however, the legislature was unable to reach agreement on a ballot proposal.

Budgetary Controls. The annual budget of the state for ongoing programs, except for federal and custodial funds, is enacted by the General Assembly. New programs are funded for the first time in the enabling legislation and continued through the Long Appropriations Act in future periods. For the most part, appropriations lapse at the end of the fiscal year unless extenuating circumstances prompt the State Controller to approve an appropriation rollforward. Capital construction appropriations are normally effective for three years. The state records the budget in its accounting system along with federal awards and custodial funds of the various departments. Revenues and expenses/expenditures are accounted for on the basis used for the fund in which the budget is recorded except for certain budgetary basis exceptions. Encumbrances are also recorded and result in a reduction of the budgeted spending authority.

Encumbrances represent the estimated amount of expenditures that will be incurred when outstanding purchase orders, contracts, or other commitments are fulfilled. Encumbrances in the General Fund are not reported as a reservation of fund balance unless the related appropriations are approved for rollforward to the subsequent fiscal year. Fund balance is reserved for encumbrances that represent legal or contractual obligations in the Capital Projects Fund and the Department of Transportation's portion of the Highway Users Tax Fund. In developing the state's accounting system, consideration has been given to the adequacy of internal accounting controls. Internal accounting controls are designed to provide reasonable, but not absolute, assurance regarding the safeguarding of assets against loss from unauthorized use or disposition. Those controls also assure the reliability of financial records for preparing financial statements and maintaining the accountability for assets. The concept of reasonable assurance recognizes that the cost of a control should not exceed the benefits likely to be derived from that control. The evaluation of costs and benefits requires estimates and judgments by management. All internal control evaluations occur within this framework. We believe that the state's internal accounting controls adequately safeguard assets and provide reasonable assurance of proper recording of financial transactions.

Revenues and Expenditures. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval;
(ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year. According to the OSPB, after logging TABOR revenue surpluses for five years, the TABOR surplus vanished in FY 2001-02 and remained absent through FY 2003-04. The TABOR surplus disappeared because of the recession, Amendment 23, and the growth dividend. In FY 2004-05, the TABOR surplus reappears, totaling $53.1 million. From FY 2005-06 through the remainder of the forecast, the TABOR surplus is expected to range between $290 million and $950 million. The September 2004 OSPB forecast for the FY 2004-05 TABOR surplus is slightly lower than was forecast in June 2004, while the TABOR surpluses in FY 2005-06 and beyond are generally slightly higher. There are several reasons for the change. First, TABOR revenues received in FY 2003-04 were higher than anticipated in June 2004, permitting more of the growth dividend to be used in FY 2003-04. This raises the FY 2004-05 TABOR limit, which in turn, lowers the amount of the FY 2004-05 TABOR surplus, all things equal. Minor adjustments were also made to the FY 2004-05 General Fund and cash fund forecasts in light of the recent deceleration in national economic growth. Meanwhile, exceptionally low inflation in 2004 will result in a lower TABOR limit in FY 2005-06. The TABOR surplus in FY 2005-06 will thus increase.

In FY 2003-04, the state's General Fund ended the year with a $346.3 million reserve. This reserve exceeded the statutory 4% reserve by $122.7 million. Based on the September 2004 OSPB revenue projections and the FY 2004-05 appropriation level, FY 2004-05 revenues will exceed the statutory 4% reserve requirement by $13.9 million. Under current law, two-thirds of this excess will be distributed to the Highway Users Tax Fund and one-third will be distributed to the Capital Construction Fund. General Fund revenues are expected to increase 3.5% in FY 2004-05 compared with FY 2003-04. This is a slightly slower pace than was reported in the June 2004 OSPB economic forecast. Colorado economic activity generally mirrors national economic activity and the national economy slowed in second quarter 2004. The subdued pace of economic growth at the national level is reflected in the September 2004 OSPB forecast for Colorado General Fund revenues.

In Fiscal Year 2003-04 state revenues subject to TABOR were $8,332.0 million, which was $374.7 million above the limit. However a refund was not required because the state used 4.9 percentage points of the 6.0 percentage point growth dividend. The revenues were $545.1 million below the $8,877.1 million of revenues collected in Fiscal Year 2000-01. Even though population growth and inflation have occurred since Fiscal Year 2000-01 and the revenues are below the level of Fiscal Year 2000-01, the state would have been required to refund the $374.7 million if not for the growth dividend. The refund would have been required because the declining revenues in Fiscal Years 2001-02 and 2002-03 resulted in the ratchet down of the limit. In the first three years of operations under TABOR, the state did not exceed the revenue limitation. In Fiscal Years 1996-97 through 2000-01, state revenues exceeded the TABOR limitation by $139.0 million, $563.2 million, $679.6 million, $941.1 million, and $927.2 million, respectively. In total this amounts to refunds of $3,250.1 since TABOR's inception. On the nonbudgetary financial statements, the state recorded a liability in the General Fund at June 30 for these amounts in each fiscal year, and the amounts were refunded in subsequent years. Because the statutes at one time set refunds at 105 percent of the required amount, the state refunded an additional $128.1 million that was not required by the TABOR amendment. The Governor's Office of State Planning and Budgeting (OSPB) currently estimates that the remaining 1.1 percentage points of growth dividend will be used in Fiscal Year 2004-05, and a refund of $53.1 million will be required. OSPB expects the refunds to grow to $947.1 million by Fiscal Year 2009-10.

Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the

State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Risk Management. The state self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the state has purchased insurance. The state uses the General Fund to account for the risk management function including operations and all current claims or judgments. Actuarially determined and other long-term risk management claims are reported only on the government wide Statement of Net Assets. Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund. The Regents of the University of Colorado are self-insured for workers' compensation, auto, general, and property liability. The Board of Governors of the Colorado State University System is self-insured for certain risks and participates in the state's risk management fund for other risks.

Ratings. As of September 2005, all outstanding general obligation bonds of the State of Colorado are rated Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in each Colorado Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in each Colorado Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by each Colorado Trust to pay interest on or principal of such bonds.

                          Colorado Trust Series
                   The First Trust(R) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State

                        The First Trust Advantage

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    First Trust Portfolios L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Bank of New York
                             101 Barclay Street
                             New York, New York 10286

            LEGAL COUNSEL    Chapman and Cutler LLP
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Emmet, Marvin & Martin, LLP
              TO TRUSTEE:    120 Broadway
                             New York, New York 10271

              INDEPENDENT    Deloitte & Touche LLP
        REGISTERED PUBLIC    180 N. Stetson Avenue
         ACCOUNTING FIRM:    Chicago, Illinois 60601-6779

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

Page 12
z

                               S-1


              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Registered
                          Public Accounting Firm


                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST(R) COMBINED SERIES 277, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on May 31, 2006.

                           THE FIRST TRUST(R) COMBINED SERIES 277
                                   (Registrant)
                           By  FIRST TRUST PORTFOLIOS, L.P.
                                   (Depositor)


                           By  Jason T. Henry
                               Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                 TITLE*                 DATE

Judith M. Van Kampen       Director           )
                           of The Charger     )
                           Corporation, the   ) May 31, 2006
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )

Karla M. Van Kampen-Pierre Director           )
                           of The Charger     )
                           Corporation, the   ) Jason T. Henry
                           General Partner of ) Attorney-in-Fact**
                           First Trust        )
                           Portfolios, L.P.   )

David G. Wisen             Director           )
                           of The Charger     )
                           Corporation, the   )
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )


       * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios, L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.


    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 3 to this Registration Statement 333-103062 of The First Trust
Combined Series  277 of our  report  dated   May 26 2006,  appearing
in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




Deloitte & Touche LLP




Chicago, Illinois
May 26, 2006